UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2015

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

Effective on March 13, 2015, we terminated 23 research and development employees in our facility in Shanghai, China.  We expect to shift certain of the research and development activities that previously took place in Shanghai to other facilities in India and the United States, where we have experienced more success in achieving scalability, resource flexibility, productivity and efficiency. In addition, we currently expect to recognize associated non-recurring severance charges of approximately $600,000 in the quarter ending March 31, 2015 related to these Shanghai terminations.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding or implying the expected shift of research and development activities to other facilities, our ability to achieve scalability, resource flexibility, productivity and efficiency at other facilities, and the amount of the associated non-recurring severance charges related to the Shanghai terminations. These forward-looking statements are based on management's current, preliminary expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements, including our ability to successfully shift certain of our research and development activities to other facilities, to achieve scalability, resource flexibility, productivity and efficiency, and to accurately estimate the non-recurring severance charges associated with the termination of our employees in Shanghai, China; potential changes to accounting standards and interpretations; and changes in laws and regulations. Other factors that could cause actual results to differ from these forward-looking statements are described in our most recent Annual Report on Form 10-K (and Amendment No.1 thereto) and in our Registration Statement on Form S-4, in each case, filed with the Securities and Exchange Commission and our other filings with the Securities and Exchange Commission, which are available on the investor relations page of our website at http://www.maxlinear.com and on the Securities and Exchange Commission’s website at www.sec.gov. We do not undertake any obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2015	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer

3